Exhibit 32
CERTIFICATION

We, C. Wesley McDonald, President and Chief Executive Officer, and J. L. Dickinson, Vice President and Chief Financial Officer, of Continental Global Group, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. Wesley McDonald                     /s/ J. L. Dickinson
----------------------------------         -----------------------------------
C. Wesley McDonald, President and          J. L. Dickinson, Vice President and
  Chief Executive Officer                    Chief Financial Officer

Dated:  May 16, 2005


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.